Exhibit 4.1

SPECIMEN OF COMMON STOCK CERTIFICATE

[________]NUMBER

SHARES[________]

AUTHORIZED COMMON STOCK; 100,000,000 SHARES PAR VALUE $.001 NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA Common stock CUSIP THIS CERTIFIES THAT IS THE RECORD HOLDER OF SHARES OF EMPIRE GLOBAL GAMING, INC.’S COMMON STOCK TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL OF Empire Global Gaming, Inc.]

/s/ Nicholas M. Sorge
Nicholas M. Sorge, President

/s/ Dolores Marsh
Dolores Marsh, Secretary

By:  Patrick Day
       American Registrar and Transfer Company
       Salt Lake City, UT 84107

This Certificate is not valid unless countersigned by the Transfer Agent.

NOTICE:  Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company.

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT - ____Custodian____
TEN ENT- as tenants by the entireties
(Cust) (Minor) JT TEN - as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act
________________________ tenants in common.
   (State)

Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE -
-------------------------------------------------------------
________________________________________________________
______  ___ _________ (Please print or typewrite name and address including zip code of assignee)
________________________________________________________ ______
_______________________________________________________________
______ ___  _________  Shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________________________________________________  Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.